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                                                                    EXHIBIT 10.5

                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of August 19, 2004, by and among Galaxy Energy Corporation, a Colorado corporation, with headquarters located at 1331-17th Street, Suite 730, Denver, Colorado 80202 (the "COMPANY"), and the undersigned buyers (each, a "BUYER" and collectively, the "BUYERS").

      WHEREAS:

      A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell at the Initial Closing (as defined in the Securities Purchase Agreement) to the Buyers (i) convertible notes of the Company (including accrued and unpaid interest thereon, the "INITIAL NOTES"), which will be convertible into shares of the Company's common stock, $0.001 par value per share (the "COMMON STOCK") in accordance with the terms of the Initial Notes (the shares of Common Stock issuable upon conversion of the Initial Notes being referred to as the "INITIAL CONVERSION SHARES"), and
(ii) warrants to purchase shares of Common Stock (the "INITIAL WARRANTS"; and the shares of Common Stock issuable upon exercise of the Initial Warrants being referred to herein as the "INITIAL WARRANT SHARES");

      B. In connection with the Securities Purchase Agreement, the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell at the Conditional Closing (as defined in the Securities Purchase Agreement) to the Buyers (i) convertible notes of the Company (including accrued and unpaid interest thereon, the "CONDITIONAL NOTES" and collectively with the Initial Notes, the "Notes"), which will be convertible into shares of Common Stock in accordance with the terms of the Conditional Notes (the shares of Common Stock issuable upon conversion of the Conditional Notes being referred to as the "CONDITIONAL CONVERSION SHARES");

      C. In connection with the transactions contemplated by the Securities Purchase Agreement, the Company has agreed to issue to the Buyers additional warrants to purchase shares of Common Stock upon the terms and subject to the conditions in the Transaction Documents (any such additional warrants, the "REPLACEMENT WARRANTS"; and the shares of Common Stock issuable upon exercise of the Replacement Warrants being referred to herein as "REPLACEMENT WARRANT SHARES); and

      D. To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

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      1.    DEFINITIONS.

            As used in this Agreement, the following terms shall have the following meanings:

            a. "CONDITIONAL REGISTRABLE SECURITIES" means (i) the Conditional Conversion Shares issued or issuable upon conversion of the Conditional Notes (including any principal thereof or interest thereon), and (ii) any shares of capital stock issued or issuable with respect to the Conditional Conversion Shares or the Conditional Notes as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of Conditional Notes; provided, however, that any such Conditional Registrable Securities shall cease to be Conditional Registrable Securities when a Registration Statement with respect to the sale of such securities becomes effective under the 1933 Act and such securities are disposed of in accordance with such Registration Statement, (b) such securities are sold in accordance with Rule 144 or (c) such securities become transferable without any restrictions in accordance with Rule 144(k) (or any successor provision).

            b. "CONDITIONAL REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Conditional Registrable Securities.

            c. "CONVERSION SHARES" means the Initial Conversion Shares and the Conditional Conversion Shares.

            d. "EFFECTIVENESS DEADLINE" means the Initial Effectiveness Deadline, the Conditional Effectiveness Deadline, a Replacement Warrant Effectiveness Deadline, an Additional Effectiveness Deadline, an Additional Conditional Effectiveness Deadline or an Additional Replacement Warrant Effectiveness Deadline (each as defined below), as applicable.

            e. "FILING DEADLINE" means the Initial Filing Deadline, the Conditional Filing Deadline, a Replacement Warrant Filing Deadline, an Additional Filing Deadline, an Additional Conditional Filing Deadline or an Additional Replacement Warrant Filing Deadline (each as defined below), as applicable.

            f. "INITIAL REGISTRABLE SECURITIES" means (i) the Initial Conversion Shares issued or issuable upon conversion of the Initial Notes (including any principal thereof or interest thereon), (ii) the Initial Warrant Shares issued or issuable upon exercise of the Initial Warrants and (iii) any shares of capital stock issued or issuable with respect to the Initial Conversion Shares, the Initial Notes, the Initial Warrant Shares and the Initial Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of Initial Notes or exercises of Initial Warrants; provided, however, that any such Initial Registrable Securities shall cease to be Initial Registrable Securities when a Registration Statement with respect to the sale of such securities becomes effective under the 1933 Act and such securities are disposed of in accordance with such Registration Statement, (b) such securities are sold in accordance with Rule 144 or (c) such securities become transferable without any restrictions in accordance with Rule 144(k) (or any successor provision).

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            g.    "INITIAL REGISTRATION STATEMENT" means a registration
statement or registration statements of the Company filed under the 1933 Act covering the Initial Registrable Securities.

            h. "INVESTOR" means a Buyer, any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

            i. "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a governmental or any department or agency thereof.

            j. "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

            k. "REGISTRABLE SECURITIES" means the Initial Registrable Securities, the Conditional Registrable Securities and the Replacement Warrant Registrable Securities, as applicable.

            l. "REGISTRATION STATEMENT" means the Initial Registration Statement, the Conditional Registration Statement and any Replacement Warrant Registration Statement, as applicable.

            m. "REPLACEMENT WARRANT REGISTRABLE SECURITIES" means all Replacement Warrant Shares issued or issuable upon exercise of any Replacement Warrants and (ii) any shares of capital stock issued or issuable with respect to the Replacement Warrant Shares and the Replacement Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on the exercises of Replacement Warrants; provided, however, that any such Replacement Warrant Registrable Securities shall cease to be Replacement Warrant Registrable Securities when a Registration Statement with respect to the sale of such securities becomes effective under the 1933 Act and such securities are disposed of in accordance with such Registration Statement, (b) such securities are sold in accordance with Rule 144 (as defined in Section 8) or (c) such securities become transferable without any restrictions in accordance with Rule 144(k) (or any successor provision).

            n. "REPLACEMENT WARRANT REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the 1933 Act covering Replacement Warrant Registrable Securities.

            o. "TRADING DAY" means any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then

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traded; provided that "Trading Day" shall not include any day on which the
Common Stock is scheduled to trade, or actually trades, on such exchange or market for less than 4.5 hours.

            p.    "WARRANTS" means the Initial Warrants and any Replacement
Warrants.

            q. "WARRANT SHARES" means the Initial Warrant Shares and any Replacement Warrant Shares.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

      2.    REGISTRATION.

            a.    i.    Initial Mandatory Registration. The Company shall
prepare, and, as soon as practicable but in no event later than thirty (30) days after the Initial Closing Date (the "INITIAL FILING DEADLINE"), file with the SEC a Registration Statement on Form SB-2 (or on Form S-3, if Form S-3 is then available for the registration of the resale of the Registrable Securities hereunder), covering the resale of all of the Initial Registrable Securities. The Initial Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the sum of (x) 110% of the number of Initial Warrant Shares issuable upon exercise of all the outstanding Initial Warrants as of the second Trading Day immediately preceding the date the Initial Registration Statement is initially filed with the SEC and
(y) 175% of the greater of (A) $15,000,000 divided by the arithmetic average of the Weighted Average Price (as defined in the Notes) of the Common Stock on each of the five (5) consecutive Trading Days ending on the second Trading Day immediately preceding the date the Initial Registration Statement is initially filed with the SEC and (B) the number of Initial Conversion Shares issuable upon conversion of all the outstanding Initial Notes as of the second Trading Day immediately preceding the date the Initial Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(e). The calculations set forth in this paragraph shall be made without regard to any limitations on the conversion of the Notes or exercise of the Warrants, and such calculations shall assume that the Notes and Warrants are then convertible and exercisable, respectively, into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Notes), except as provided above, and Warrant Exercise Price (as defined in the Warrants), respectively. The Company shall use its best efforts to have the Initial Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the date which is one hundred twenty (120) days after the Initial Closing Date (the "INITIAL EFFECTIVENESS DEADLINE").

                  ii. Conditional Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than ten (10) days after the Conditional Closing Date (the "CONDITIONAL FILING DEADLINE"), file with the SEC a Registration Statement on Form SB-2 (or on Form S-3, if Form S-3 is then available for the registration of the resale of the Registrable Securities hereunder), covering the resale of all of the Conditional Registrable Securities. The Conditional Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to 175% of the greater of (A) $5,000,000 divided by the arithmetic average of the Weighted Average Price of the Common Stock on each of the five (5) consecutive Trading Days ending on the second Trading Day

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immediately preceding the date the Conditional Registration Statement is initially filed with the SEC and (B) the number of Conditional Conversion Shares issuable upon conversion of all the outstanding Conditional Notes as of the second Trading Day immediately preceding the date the Conditional Registration Statement is initially filed with the SEC, subject to adjustment as provided in
Section 2(e). The calculations set forth in this paragraph shall be made without regard to any limitations on the conversion of the Notes, and such calculations shall assume that the Notes are then convertible into shares of Common Stock at the then prevailing Conversion Rate, except as provided above. The Company shall use its best efforts to have the Conditional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the date which is seventy-five (75) days after the Conditional Closing Date (the "CONDITIONAL EFFECTIVENESS DEADLINE").

                  iii. Replacement Warrant Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than ten (10) days after the issuance of each Replacement Warrant (each, a "REPLACEMENT WARRANT FILING DEADLINE"), file with the SEC a Registration Statement on Form SB-2 (or on Form S-3, if Form S-3 is then available for the registration of the resale of the Registrable Securities hereunder), covering the resale of all of the Replacement Warrant Registrable Securities. Each Replacement Warrant Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to 110% of the number of Replacement Warrant Shares issuable upon the exercise of such Replacement Warrant as of the second Trading Day immediately proceeding the date the Replacement Warrant Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(e). The calculation set forth in this paragraph shall be made without regard to any limitations on the exercise of the Warrants, and such calculation shall assume that the Warrants are then exercisable into shares of Common Stock at the then prevailing Warrant Exercise Price. The Company shall use its best efforts to have such Replacement Warrant Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the date which is seventy-five (75) days after the issuance of such Replacement Warrant (each, a "REPLACEMENT WARRANT EFFECTIVENESS DEADLINE").

            b. Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of such Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement. For purposes hereof, the number of Registrable Securities held by an Investor includes all Registrable Securities issuable upon the conversion of Notes and the exercise of Warrants held by such Investor, without regard to any limitations on conversion of the Notes or exercise of the Warrants.

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            c.    Legal Counsel. Subject to Section 5 hereof, the Buyers holding securities representing at least two-thirds (2/3) of the Registrable Securities shall have the right to select one legal counsel to review and oversee any offering pursuant to this Section 2 ("LEGAL COUNSEL"), which shall be Katten Muchin Zavis Rosenman or such other counsel as thereafter designated by the holders of securities representing at least two-thirds (2/3) of the Registrable Securities. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations under this Agreement.

            d. Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

            e.    Sufficient Number of Shares Registered.

                  i. In the event the number of shares available under the Initial Registration Statement filed pursuant to Section 2(a)(i) is insufficient to cover all of the Initial Registrable Securities required to be covered by the Initial Registration Statement or an Investor's allocated portion of such Initial Registrable Securities pursuant to Section 2(b), the Company shall, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises (the "ADDITIONAL FILING DEADLINE"), amend the Initial Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to register for resale at least that number of shares of Common Stock equal to the sum of (x) 110% of the number of Initial Warrant Shares issuable upon exercise of all the outstanding Initial Warrants as of the second Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement with the SEC and (y) 175% of the greater of (A) the principal amount of the Initial Notes then outstanding divided by the arithmetic average of the Weighted Average Price of the Common Stock on each of the five (5) consecutive Trading Days immediately preceding the date of the filing of such amendment or new Registration Statement with the SEC and (B) the number of Initial Conversion Shares issuable upon conversion of all the outstanding Initial Notes, as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement with the SEC. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event not later than seventy-five (75) days following the filing thereof (the "ADDITIONAL EFFECTIVENESS DEADLINE"). For purposes of the foregoing provision, the number of shares available under the Initial Registration Statement shall be deemed "insufficient to cover all of the Initial Registrable Securities" if as of any date of determination the number of shares of Common Stock equal to the sum of
(x) 100% of the number of Initial Warrant Shares issuable as of such time upon exercise of all the outstanding Initial Warrants and (y) 125% of the greater of
(A) the principal amount of the Initial Notes then outstanding divided by the arithmetic average of the Weighted Average Price of the Common Stock on each of the ten (10) consecutive Trading Days immediately preceding such date of determination and (B) the number of Initial Conversion Shares issuable upon conversion of all the outstanding Initial Notes as of the Trading Day immediately preceding such date of determination is greater than the number of shares of

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Common Stock available for resale under such Registration Statement. The calculations set forth in this paragraph shall be made without regard to any limitations on the conversion of the Notes or exercise of the Warrants, and such calculations shall assume that the Notes and the Warrants are then convertible and exercisable, respectively, into shares of Common Stock at the then prevailing Conversion Rate and Warrant Exercise Price, respectively.

                  ii. In the event the number of shares available under the Conditional Registration Statement filed pursuant to Section 2(a)(ii) is insufficient to cover all of the Conditional Registrable Securities required to be covered by the Conditional Registration Statement or an Investor's allocated portion of such Conditional Registrable Securities pursuant to Section 2(b), the Company shall, as soon as practicable, but in any event not later than fifteen
(15) days after the necessity therefor arises (the "ADDITIONAL CONDITIONAL FILING DEADLINE"), amend the Conditional Registration Statement or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to register for resale at least that number of shares of Common Stock equal to 175% of the greater of (A) the principal amount of the Conditional Notes then outstanding divided by the arithmetic average of the Weighted Average Price of the Common Stock on each of the five (5) consecutive Trading Days immediately preceding the date of the filing of such amendment or new Registration Statement with the SEC and (B) the number of Conditional Conversion Shares issuable upon conversion of all the outstanding Conditional Notes, as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement with the SEC. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event not later than seventy-five (75) days following the filing thereof (the "ADDITIONAL CONDITIONAL EFFECTIVENESS DEADLINE"). For purposes of the foregoing provision, the number of shares available under the Conditional Registration Statement shall be deemed "insufficient to cover all of the Conditional Registrable Securities" if as of any date of determination the number of shares of Common Stock equal to 125% of the greater of (A) the principal amount of the Conditional Notes then outstanding divided by the arithmetic average of the Weighted Average Price of the Common Stock on each of the ten (10) consecutive Trading Days immediately preceding such date of determination and (B) the number of Conditional Conversion Shares issuable upon conversion of all the outstanding Conditional Notes as of the Trading Day immediately preceding such date of determination is greater than the number of shares of Common Stock available for resale under such Registration Statement. The calculations set forth in this paragraph shall be made without regard to any limitations on the conversion of the Notes, and such calculations shall assume that the Notes are then convertible into shares of Common Stock at the then prevailing Conversion Rate.

                  iii. In the event the number of shares available under an Replacement Warrant Registration Statement filed pursuant to Section 2(a)(iii) is insufficient to cover all of the Replacement Warrant Registrable Securities required to be covered by the Replacement Warrant Registration Statement or an Investor's allocated portion of such Replacement Warrant Registrable Securities pursuant to Section 2(b), the Company shall, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises (an "ADDITIONAL REPLACEMENT WARRANT FILING DEADLINE"), amend the Replacement Warrant Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to register for resale at least that number of shares of Common Stock

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equal to 110% of the number of Replacement Warrant Shares issuable upon exercise of all the outstanding Replacement Warrants to which the Replacement Warrant Registration Statement relates as of the second Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement with the SEC. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event not later than seventy-five (75) days following the filing thereof (an "ADDITIONAL REPLACEMENT WARRANT EFFECTIVENESS DEADLINE"). For purposes of the foregoing provision, the number of shares available under an Replacement Warrant Registration Statement shall be deemed "insufficient to cover all of the Replacement Warrant Registrable Securities" if as of any date of determination the number of shares of Common Stock equal to 100% of the number of Replacement Warrant Shares issuable as of such date of determination upon exercise of all the outstanding Replacement Warrants to which the Replacement Warrant Registration Statement relates is greater than the number of shares of Common Stock available for resale under such Registration Statement. The calculations set forth in this paragraph shall be made without regard to any limitations on the exercise of the Warrants, and such calculations shall assume that the Warrants are then exercisable into shares of Common Stock at the then prevailing Warrant Exercise Price.

            f. Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.

                  i. If (i) a Registration Statement covering Initial Registrable Securities and required to be filed by the Company pursuant to
Section 2(a)(i) or Section 2(e)(i) of this Agreement is not (A) filed with the SEC on or before the applicable Filing Deadline or (B) declared effective by the SEC on or before the applicable Effectiveness Deadline or (ii) on any day after a Registration Statement has been declared effective by the SEC sales of all the Initial Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(t))) pursuant to such Registration Statement (including because of a failure to keep the such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register sufficient shares of Common Stock), then, as partial relief for the damages to any holder of Initial Notes or Initial Warrants by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to such holder an amount in cash equal to the product of (i) the sum of (A) the principal amount of the Initial Notes held by such holder and (B) the total Aggregate Exercise Price (as defined in the Initial Warrants) of all Initial Warrants held by such holder and to which such Registration Statement relates, multiplied by (ii) the sum of (A) 0.02, if such Registration Statement is not filed by the applicable Filing Deadline, plus (B) 0.02, if such Registration Statement is not declared effective by the applicable Effectiveness Deadline, plus (C) the product of (I) 0.000667 multiplied by (II) the sum (without duplication) of (x) the number of days after the applicable Filing Deadline that such Registration Statement is not filed with the SEC, plus (y) the number of days after the applicable Effectiveness Deadline that such Registration Statement is not declared effective by the SEC, plus (z) the number of days after such Registration Statement has been declared effective by the SEC that such Registration Statement is not available (other than during an Allowable Grace Period) for the sale of at least all the Initial Registrable Securities required to be included on such Registration Statement pursuant to Section 2(e)(i).

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                  ii.   If (i) a Registration Statement covering Conditional
Registrable Securities and required to be filed by the Company pursuant to
Section 2(a)(ii) or Section 2(e)(ii) of this Agreement is not (A) filed with the SEC on or before the applicable Filing Deadline or (B) declared effective by the SEC on or before the applicable Effectiveness Deadline or (ii) on any day after such Registration Statement has been declared effective by the SEC sales of all the Conditional Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period) pursuant to such Registration Statement (including because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register sufficient shares of Common Stock), then, as partial relief for the damages to any holder of Conditional Notes by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to such holder an amount in cash equal to the product of (i) the principal amount of the Conditional Notes held by such holder, multiplied by (ii) the sum of (A) 0.02, if such Registration Statement is not filed by the applicable Filing Deadline, plus (B) 0.02, if such Registration Statement is not declared effective by the applicable Effectiveness Deadline, plus (C) the product of (I) 0.000667 multiplied by (II) the sum (without duplication) of (x) the number of days after the applicable Filing Deadline that such Registration Statement is not filed with the SEC, plus (y) the number of days after the applicable Effectiveness Deadline that such Registration Statement is not declared effective by the SEC, plus (z) the number of days after such Registration Statement has been declared effective by the SEC that such Registration Statement is not available (other than during an Allowable Grace Period) for the sale of at least all the Conditional Registrable Securities required to be included on such Registration Statement pursuant to
Section 2(e)(ii).

                  iii. If (i) a Registration Statement covering all the Replacement Warrant Registrable Securities and required to be filed by the Company pursuant to Section 2(a)(iii) or Section 2(e)(iii) of this Agreement is not (A) filed with the SEC on or before the applicable Filing Deadline or (B) declared effective by the SEC on or before the applicable Effectiveness Deadline or (ii) on any day after such Registration Statement has been declared effective by the SEC sales of all the Replacement Warrant Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period) pursuant to such Registration Statement (including because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register sufficient shares of Common Stock), then, as partial relief for the damages to any holder of Replacement Warrants by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to such holder an amount in cash equal to the product of (i) the total Aggregate Exercise Price of all Replacement Warrants held by such holder and to which such Registration Statement relates, multiplied by (ii) the sum of (A) 0.02, if such Registration Statement is not filed by the applicable Filing Deadline, plus (B) 0.02, if such Registration Statement is not declared effective by the applicable Effectiveness Deadline, plus (C) the product of (I) 0.000667 multiplied by (II) the sum (without duplication) of (x) the number of days after the applicable Filing Deadline that such Registration Statement is not filed with the SEC, plus (y) the number of days after the applicable Effectiveness Deadline that such Registration Statement is not declared effective by the SEC, plus (z) the number of days after such Registration Statement has

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been declared effective by the SEC that such Registration Statement is not available (other than during an Allowable Grace Period) for the sale of at least all the Replacement Warrant Registrable Securities required to be included on such Registration Statement pursuant to Section 2(e)(iii).

                  iv. The payments to which a holder shall be entitled pursuant to this Section 2(f) are referred to herein as "REGISTRATION DELAY PAYMENTS." Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Registration Delay Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of the lesser of 2.0% per month (prorated for partial months) or the highest lawful maximum interest rate, in each case, until paid in full.

      3.    RELATED OBLIGATIONS.

            At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a) or 2(e), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

            a. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the applicable Registrable Securities (but in no event later than the applicable Filing Deadline) and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the applicable Effectiveness Deadline). The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all the Registrable Securities covered by such Registration Statement (the "REGISTRATION PERIOD"). Such Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The term "best efforts" shall mean, among other things, that the Company shall submit to the SEC, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.

            b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all

Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-KSB, Form 10-K, Form 10-QSB, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 ACT"), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

            c. The Company shall (A) permit Legal Counsel to review and comment upon (i) the Initial Registration Statement and the Conditional Registration Statement at least five (5) Business Days prior to its filing with the SEC, and (ii) all other Registration Statements and all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K or Form 10-KSB, Quarterly Reports on Form 10-Q or 10-QSB and Current Reports on Form 8-K and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any document, registration statement, amendment or supplement described in the foregoing clause (A) in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without providing prior notice thereof to Legal Counsel and each Investor. The Company shall furnish to Legal Counsel, without charge, (i) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, and all exhibits and (ii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

            d. The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

            e. The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Investors of the Registrable Securities covered by a Registration Statement under the securities or "blue sky" laws of all the states of the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(e) or (y) subject itself to general taxation in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

            f. The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and
(iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

            g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

            h. At the reasonable request (in the context of the securities laws) of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such

Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

            i. At the reasonable request (in the context of the securities laws) of any Investor, the Company shall make available for inspection during regular business hours by (i) any Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the "INSPECTORS"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Each Inspector which exercises its rights under this Section 3(i) shall be obligated to execute a non-disclosure agreement containing such reasonable terms as the Company may request. The fees and expenses of the Inspectors shall be borne by the applicable Investor.

            j. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

            k. The Company shall use its best efforts to (i) remain eligible for quotation of its securities on The NASDAQ Stock Market's OTC Bulletin Board and to cause all of the Registrable Securities covered by a Registration Statement to be quoted thereon, so long as such Registrable Securities are not listed on a registered national securities exchange, the NASDAQ National Market or the NASDAQ SmallCap Market, (ii) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange or trading market on which securities of the same class or series issued by the Company are listed, if any, and

(iii) without limiting the generality of the foregoing, arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

            l. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

            m. The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of the applicable Registration Statement.

            n. If requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor of such Registrable Securities.

            o. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to consummate the disposition of such Registrable Securities.

            p. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of a Registration Statement.

            q. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

            r. Within two (2) Business Days after a Registration Statement which covers applicable Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in substantially the form attached hereto as Exhibit A, provided that if the

Company changes its transfer agent, it shall immediately deliver any previously delivered notices under this Section 3(r) and any subsequent notices to such new transfer agent.

            s. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by Investors of Registrable Securities pursuant to a Registration Statement.

            t. Notwithstanding anything to the contrary in Section 3(f), at any time after the applicable Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "GRACE PERIOD"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company shall not disclose the content of such material non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed fifteen (15) consecutive days and during any 365 day period such Grace Periods shall not exceed an aggregate of thirty (30) days and the first day of any Grace Period must be at least two (2) Trading Days after the last day of any prior Grace Period (an "ALLOWABLE GRACE PERIOD"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the holders receive the notice referred to in clause (i) and shall end on and include the later of the date the holders receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.

      4.    OBLIGATIONS OF THE INVESTORS.

            a. At least seven (7) Business Days prior to the first anticipated filing date of a Registration Statement and at lease five (5) Business Days prior to the filing of any amendment or supplement to a Registration Statement, the Company shall notify each Investor in writing of the information, if any, the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement or, with respect to an amendment or a supplement, if such Investor's Registrable Securities are included in such Registration Statement (each an "INFORMATION REQUEST"). Provided that the Company shall have complied with its obligations set forth in the preceding sentence, it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company, in response to an Information Request, such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

            b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

            c. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) or written notice from the Company of a Grace Period, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required or that the Grace Period has ended. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in
Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled.

      5.    EXPENSES OF REGISTRATION.

            All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall also reimburse the Investors for the reasonable fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement.

      6.    INDEMNIFICATION.

            In the event any Registrable Securities are included in a Registration Statement under this Agreement:

            a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
(ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading,
(iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any material violation of this Agreement by the Company (the matters in the foregoing clauses (i) through (iv) being, collectively, "VIOLATIONS"). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(d), and the Indemnified Person was promptly advised in writing not to use the incorrect preliminary prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(d); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

            b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the aggregate liability of the Investor in connection with any Violation shall not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement giving rise to such Claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

            c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In any such proceeding, any Indemnified Person or Indemnified Party may retain its own counsel, but, except as provided in the following sentence, the fees and expenses of that counsel will be at the expense of that Indemnified Person or Indemnified Party, as the case may be, unless (i) the indemnifying party and the Indemnified Person or Indemnified Party, as applicable, shall have mutually agreed to the retention of that counsel, (ii) the indemnifying party does not assume the defense of such proceeding in a timely manner or (iii) in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel for the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for up to one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding at least two-thirds (2/3) in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or

Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not the Indemnified Party or Indemnified Person is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

            d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

            e. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

      7.    CONTRIBUTION.

            To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale, shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited to an amount equal to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to the Registration Statement giving rise to such action or claim for indemnification less the amount of any damages that such seller has otherwise been required to pay in connection with such sale.

      8.    REPORTS UNDER THE 1934 ACT.

            With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

            a. make and keep public information available, as those terms are understood and defined in Rule 144;

            b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

            c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

      9.    ASSIGNMENT OF REGISTRATION RIGHTS.

            The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

      10.   AMENDMENT OF REGISTRATION RIGHTS.

            Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least two-thirds (2/3) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities.

No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

      11.   MISCELLANEOUS.

            a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

            b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

            If to the Company:

                  Galaxy Energy Corporation
                  1331 17th Street, Suite 730
                  Denver, CO  80202
                  Telephone:   303-293-2300
                  Facsimile:   303-293-2417
                  Attention:   Chief Executive Officer

            With a copy to:

                  Dill Dill Carr Stonbraker & Hutchings, P.C.
                  455 Sherman Street, Suite 300
                  Denver, Colorado  80203
                  Telephone:   303-777-3737
                  Facsimile:   303-777-3823
                  Attention:   Fay Matsukage, Esq.

            If to Legal Counsel:

                  Katten Muchin Zavis Rosenman
                  525 West Monroe Street, Suite 1600
                  Chicago, Illinois 60661-3693
                  Telephone:  312-902-5200
                  Facsimile:  312-902-1061
                  Attention:  Mark D. Wood, Esq.

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached hereto, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or, in the case of a Buyer or other party named above, to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party at least five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively. Notwithstanding the foregoing, the Company or its counsel may transmit versions of any Registration Statement (or any amendments or supplements thereto) to Legal Counsel in satisfaction of its obligations under Section 3(c) to permit Legal Counsel to review such registration statement prior to filing (and solely for such purpose) by email to mark.wood@kmzr.com and greg.jansen@kmzr.com, provided that delivery and receipt of such transmission shall be confirmed by electronic, telephonic or other means.

            c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

            d. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            e. This Agreement and the other Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

            f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

            g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            h. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

            i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            j. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding at least two-thirds (2/3) of the Registrable Securities, determined as if all of the Notes and the Warrants then outstanding have been converted into or exercised for Registrable Securities without regard to any limitations on conversion of the Notes or the exercise of the Warrants. Any consent or other determination approved by Investors as provided in the immediately preceding sentence shall be binding on all Investors.

            k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

            l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Sections 6(a) and 6(b) hereof, each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act and the 1934 Act and each of the Company's directors, each of the Company's officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act and the 1934 Act, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

            m. Unless the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (b) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (d) the use of the word "including" in this Agreement shall be by way of example rather than limitation.

                                   * * * * * *

      IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:                                BUYERS:

GALAXY ENERGY CORPORATION               HFTP INVESTMENT L.L.C.
                                        By: Promethean Asset Management L.L.C.
                                            Its: Investment Manager

By: /s/ Marc E. Bruner
   ------------------------------
   Name:  Marc E. Bruner
   Title: Chief Executive Officer
                                        By: /s/ Robert J. Brantman
                                           ------------------------------
                                            Name:  Robert J. Brantman
                                            Title: Authorized Signatory

      JACQUELINE M. BROOKS              GAIA OFFSHORE MASTER FUND, LTD.
     MY COMMISSION # DD 127394          By: Promethean Asset Management L.L.C.
     EXPIRES: June 20, 2008                 Its: Investment Manager
Bonded Thru Notary Public Underwriters
  /s/ Jacqueline M. Brooks              By: /s/ Robert J. Brantman
 ---------------------------               ------------------------------
     August 19, 2004                        Name:  Robert J. Brantman
                                            Title: Authorized Signatory

                                        CAERUS FUND LTD.
                                        By: Promethean Asset Management L.L.C.
                                            Its: Investment Manager

                                        By: /s/ Robert J. Brantman
                                           ------------------------------
                                            Name:  Robert J. Brantman
                                            Title: Authorized Signatory

                                        AG DOMESTIC CONVERTIBLES, L.P
                                        By: AG Domestic Convertibles, GP, L.L.C.
                                            Its: General Partner
                                        By: Angelo, Gordon & Co., L.P.
                                            Managing Member

                                        By: /s/ Joseph R. Wekselblatt
                                            -----------------------------------
                                            Name:  JOSEPH R. WEKSELBLATT
                                            Title: CHIEF FINANCIAL OFFICER

                                        AG OFFSHORE CONVERTIBLES, LTD.
                                        By: Angelo, Gordon & Co., L.P.
                                            Its: Director

                                        By: /s/ Joseph R. Wekselblatt
                                            -----------------------------------
                                            Name:  JOSEPH R. WEKSELBLATT
                                            Title: CHIEF FINANCIAL OFFICER

                               SCHEDULE OF BUYERS

                                    INVESTOR ADDRESS                           INVESTOR'S LEGAL REPRESENTATIVE'S
INVESTOR'S NAME                     AND FACSIMILE NUMBER                       ADDRESS AND FACSIMILE NUMBER
HFTP Investment L.L.C.              c/o Promethean Asset Management L.L.C.     Katten Muchin Zavis Rosenman
                                    750 Lexington Avenue, 22nd Floor           525 W. Monroe Street
                                    New York, New York 10022                   Chicago, Illinois 60661-3693
                                    Attention: Robert J. Brantman              Attention: Mark D. Wood, Esq.
                                    Telephone: 212-702-5200                    Telephone: (312) 902-5200
                                    Facsimile: (212) 758-9620                  Facsimile: (312) 902-1061

Gaia Offshore Master Fund, Ltd.     c/o Promethean Asset Management L.L.C.     Katten Muchin Zavis Rosenman
                                    750 Lexington Avenue, 22nd Floor           525 W. Monroe Street
                                    New York, New York 10022                   Chicago, Illinois 60661-3693
                                    Attention: Robert J. Brantman              Attention: Mark D. Wood, Esq.
                                    Telephone: 212-702-5200                    Telephone: (312) 902-5200
                                    Facsimile: (212) 758-9620                  Facsimile: (312) 902-1061

Caerus Fund Ltd.                    c/o Promethean Asset Management L.L.C.     Katten Muchin Zavis Rosenman
                                    750 Lexington Avenue, 22nd Floor           525 W. Monroe Street
                                    New York, New York 10022                   Chicago, Illinois 60661-3693
                                    Attention: Robert J. Brantman              Attention: Mark D. Wood, Esq.
                                    Telephone: 212-702-5200                    Telephone: (312) 902-5200
                                    Facsimile: (212) 758-9620                  Facsimile: (312) 902-1061

AG Domestic Convertibles, L.P       c/o Angelo, Gordon & Co.                   Paul, Weiss, Rifkind, Wharton & Garrison
                                    245 Park Avenue                            LLP
                                    New York, New York 10167                   1285 Avenue of the Americas
                                    Attention: Gary I. Wolf                    New York, New York 10019-6064
                                    Telephone: (212) 692-2058                  Attention: Douglas A. Cifu, Esq.
                                    Facsimile: (212) 867-6449                  Telephone: (212) 373-3000
                                    Residence: Delaware                        Facsimile: (212) 759-3990

AG Offshore Convertibles, Ltd.      c/o Angelo, Gordon & Co.                   Paul, Weiss, Rifkind, Wharton & Garrison
                                    245 Park Avenue                            LLP
                                    New York, New York 10167                   1285 Avenue of the Americas
                                    Attention:  Gary I. Wolf                   New York, New York 10019-6064
                                    Telephone: (212) 692-2058                  Attention:  Douglas A. Cifu, Esq.
                                    Facsimile: (212) 867-6449                  Telephone: (212) 373-3000
                                    Residence:  British Virgin Islands         Facsimile: (212) 759-3990

                                                                       EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[TRANSFER AGENT]
ATTN:

            RE:   GALAXY ENERGY CORPORATION

Ladies and Gentlemen:

      We are counsel to Galaxy Energy Corporation, a Colorado corporation (the "COMPANY"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT") entered into by and among the Company and the buyers named therein (collectively, the "HOLDERS") pursuant to which the Company issued to the Holders convertible notes (the "NOTES"), convertible into shares of the Company's common stock, $0.001 par value per share (the "COMMON STOCK"), and warrants to purchase shares of Common Stock, subject to adjustment (the "WARRANTS"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants, under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 200_, the Company filed a Registration Statement on Form [S-__] (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

      In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                           Very truly yours,

                                           [ISSUER'S COUNSEL]

                                           By:_____________________________

cc:   [LIST NAMES OF HOLDERS]